SUBSCRIPTION AGREEMENT

Players Network
4620 Polaris Avenue
Las Vegas, Nevada 89103

Gentlemen:

The undersigned understands that Players Network, a Nevada corporation (the "Company"), is offering for sale shares of its common stock, par value $.001 per share ("Shares"), pursuant to a private placement memorandum (the "Memorandum") furnished with this Agreement, all as more particularly described and set forth in the Memorandum. The undersigned further understands that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"). Unless otherwise indicated, undefined capitalized terms used herein shall have the meanings set forth in the Memorandum.

1. Subscription. Subject to the terms and conditions hereof and the provisions of the Memorandum, the undersigned hereby irrevocably subscribes for 750,000 Shares at a price of $.20 per Share, which is payable as described in Section 3 hereof. The minimum number of Shares is -0-; provided, however, that the Company reserves the right to accept subscriptions for less than this number.

2. Acceptance of Subscription and Issuance of the Share. It is understood and agreed that the Company shall have the right to accept or reject this subscription in its sole discretion. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to him would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities laws").

3. Payment for the Shares. Upon execution of this Agreement by a duly authorized officer of the Company, the Company shall deliver certificates representing the Shares purchased to the undersigned, upon receipt from the undersigned of the amount payable by bank or certified check for the Shares to be purchased.

4. Representations and Warranties of the Company. The Company represents and warrants that:

(a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b) the execution, delivery and performance of this Agreement, and the execution, issuance, sale and delivery of the certificate representing the Shares have been duly authorized by all necessary corporate action on the part of the Company; and

(c) the Shares, when issued against delivery of the requisite consideration therefor, will be legally and validly issued, fully paid and non-assessable.

5. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company and to each officer, director, controlling person and agent of the Company that:

(a) General:

(i) The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(ii) Neither the Company nor any person acting on behalf of the Company has offered or sold any Shares to the undersigned by means of any form of general solicitation or general advertising. The undersigned has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of any Shares.

(iii) The undersigned has received no representations from the Company or from employees or agents of the Company other than those contained herein. In the decision to invest in the Shares, the undersigned has relied solely upon a review of the reports of the Company on file with the Securities Exchange Commission (the "Commission") and on the answers to such questions raised by the undersigned concerning the transaction.

(b) Information Concerning the Company:

(i) The undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company.

(ii) The undersigned has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. Among other things, the undersigned has received and examined the Memorandum, the Company's Annual Report on Form 10-KSB for the Company's last fiscal year and all Quarterly Reports on Form 10-QSB subsequent to the end of such fiscal year. The undersigned has had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the undersigned's investment in the Shares, and to obtain any additional information necessary to verify the accuracy of the information and data received by the undersigned. The undersigned is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company, of which the undersigned is unaware.

(iii) The undersigned has made such independent investigation of the Company, its management and related matters as the undersigned deemed to be necessary or advisable in connection with this investment; and the undersigned has received all information and data that the undersigned believes to be necessary in order to reach an informed decision as to the advisability of investing in the Shares.

(iv) The undersigned understands that the purchase of the Shares involves various risks, including those outlined in the Memorandum. Among other risks, the undersigned understands that the Shares are not freely tradable and that no dividends are likely to be paid on the Shares at any time in the near future.

(c) Status of Undersigned:

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the undersigned has retained at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Shares.

(ii) The undersigned represents that he has reviewed his financial condition and commitments and that, based on such review, the undersigned is satisfied that he (A) has adequate means of providing for his financial needs and possible contingencies, (B) has no present or contemplated future need to dispose of all or any of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness, (C) is capable of bearing the economic risk of the investment in the Shares for the indefinite future, and (D) has assets or sources of income which, taken together, are more than sufficient so that the undersigned could bear the risk of loss of his entire investment in the Shares. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

(d) Restrictions on Transfer or Sale of Common Stock:

(i) The undersigned is acquiring the Shares solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of such Shares. The undersigned understands that the Shares have not been registered under the Securities Act or any State Securities Laws because of exemptions provided for by Section 4(2) of the Securities Act, Rules 505 and 506 of Regulation D under the Securities Act, and limited offering exemptions under the State Securities Laws of each jurisdiction in which the Shares will be offered. Certain of the foregoing exemptions depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Shares are "restricted" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom (such as pursuant to Rule 144 under the Securities Act),and the undersigned will carry (Piggy Back rights) and be included in any and all registrations prior to Rule 144, and the undersigned understands that the Company has no obligation or intention to register the Shares thereunder, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Shares for an indefinite period of time.

(iii) The undersigned agrees: (A) that he will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable State Securities Laws or in a transaction which, in the written opinion of counsel for the undersigned satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificate for the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of the Shares except upon compliance with the foregoing restrictions.

(iv) The undersigned has not offered or sold any portion of his Shares and has no present intention of reselling or otherwise disposing of any portion of his Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

6. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

9. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

11. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) If to the Company, to it at the following address:

Players Network
4620 Polaris Avenue
Las Vegas, Nevada 89103
Attention: President

(b) If to the undersigned, to him at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

12. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

13. Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties, and covenants set forth in Section 5 hereof and that the Company has relied and will rely upon such representations, warranties and covenants. Therefore, he hereby agrees to indemnify and hold harmless the Company and the officers, directors, controlling persons and agents of the Company from and against any and all loss, claim, damage, liability or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out a breach of any such representation, warranty, or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

14. Survival. All representations, warranties and covenants contained in this Agreement and the indemnification contained in Section 13 shall survive (i) the acceptance of the subscription by the Company and (ii) the death or disability of the undersigned.

15. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Agreement that would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

IN WITNESS WHEREOF, the undersigned has executed this Subscription

Agreement this 10th day of October, 2007.

/s/ Timothy Sean Shiah
Signature

Timothy Sean Shiah
Print Name

4491 Borreso Springs Way
Number and Street

Las Vegas, NV 89129
City, State and Zip

SS# or Tax ID

Accepted as of

October 11, 2007

Players Network

By /s/ Mark Bradley
Mark Bradley, President